UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2025

VIVAKOR, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41286	26-2178141
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

5220 Spring Valley Rd. Suite 500

Dallas, TX 75254

(Address of principal executive offices)

(469) 480-7175

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VIVK	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 23, 2025, Vivakor, Inc. (the “Company”), in accordance with the approval of the holders of a majority of the Company’s outstanding voting shares delivered at the Special Meeting of the Company’s Shareholders held on December 22, 2025, filed a Certificate of Amendment (the “Amendment to Articles”) to the Company’s Amended and Restated Articles of Incorporation, as amended, with the Secretary of State of the State of Nevada effecting the increase of the number of shares of capital stock the Company is authorized to issue to 515,000,000, comprised of 500,000,000 shares of common stock, par value $0.001 per share, and 15,000,000 shares of preferred stock, par value $0.001 per share.

The above description of the Amendment to Articles does not purport to be complete and is qualified in its entirety by reference to the Amendment to Articles, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 22, 2025, Vivakor, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). The total votes cast at the meeting were 146,916,411 out of a total number of 270,781,687 votes outstanding and entitled to vote at the Special Meeting, meaning greater than 50% of the total votes outstanding and entitled to vote at the Special Meeting were present in person or by proxy thereby constituting a quorum. The results of the matters voted on by the Company’s stockholders are set forth immediately below.

Proposal 1

Approval of the Investor Stock Issuances, as detailed in the proxy materials:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
140,908,803	5,044,753	962,855	-

Proposal 2

Approval of the Reverse Stock Split, as detailed in the proxy materials:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
140,797,337	5,827,239	291,835	-

Proposal 3

Approval of the Increase in Authorized Stock, as detailed in the proxy materials:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
140,122,770	6,525,789	267,852	-

Proposal 4

Approval of the 2025 Equity and Incentive Plan, as detailed in the proxy materials:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
141,630,785	4,929,941	355,685	-

On the basis of the above votes, (i) the proposal to approve the Investor Stock Issuances was adopted, (ii) the proposal to approve the Reverse Stock Split was adopted; (iii) the proposal to approve the Increase in Authorized Stock was adopted, and (iv) the proposal to approve the 2025 Equity and Incentive Plan was adopted.

Item 7.01	Regulation FD Disclosure.

On December 22, 2025, Vivakor issued a press release announcing the Company’s entry into a non-binding letter of intent to acquire Coyote Oilfield Services, LLC. The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference in this Item 7.01.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit
3.1	Certificate of Amendment to Amended and Restated Articles of Incorporation, filed with the Secretary of State of the State of Nevada on December 23, 2025
99.1(1)	Press Release Announcing Non-Binding Letter of Intent to Acquire Coyote Oilfield Services, LLC, issued December 22, 2025[1]
104	Cover Page Interactive Data File (formatted as Inline XBRL document).

[1]	Exhibit is furnished and not filed, as described in Item 7.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVAKOR, INC.

Dated: December 23, 2025	By:	/s/ James Ballengee
		Name:	James Ballengee
		Title:	Chief Executive Officer

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